Exhibit 99.1

August 04, 2011

Hyatt Announces Pricing of Senior Notes

CHICAGO—(BUSINESS WIRE)—Hyatt Hotels Corporation (“Hyatt” or the “Company”) (NYSE: H) today announced the pricing of its public offering of $250.0 million principal amount of 3.875% senior notes due 2016 and $250.0 million principal amount of 5.375% senior notes due 2021. Hyatt intends to use the net proceeds from the offering for general corporate purposes, which may include working capital, capital expenditures, debt service requirements and repayment of outstanding debt and other business initiatives, including acquisitions.

The offering is being made pursuant to an automatically effective registration statement filed with the Securities and Exchange Commission and available at no charge on the SEC’s website at www.sec.gov. This press release shall not constitute a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Deutsche Bank Securities, Goldman, Sachs & Co., J.P. Morgan, Scotia Capital (USA) Inc. and UBS Investment Bank are acting as joint book-running managers for the offering. Electronic copies of the preliminary prospectus supplement and accompanying prospectus relating to the offering may be obtained from the joint book-running managers by contacting: Deutsche Bank Securities, Inc., Attention: Prospectus Department, 100 Plaza One, Jersey City, New Jersey 07311, telephone: +1(800) 503-4611 or by emailing prospectus.cpdg@db.com; Goldman, Sachs & Co., Attention: Prospectus Department, 200 West Street, New York, New York 10282, telephone: +1(866) 471-2526 or by emailing prospectus-ny@ny.email.gs.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: High Grade Syndicate Desk, 3rd Floor, telephone collect +1(212) 834-4533; Scotia Capital (USA) Inc., Attention: Fixed Income Syndicate, 165 Broadway, 25th Floor, New York, New York 10006, telephone: +1(800) 372-3930; or UBS Securities LLC, 229 Park Avenue, New York, New York 10171, Attention: Prospectus Specialist, telephone: +1(877) 827-6444, ext. 561-3884.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this press release, which are not historical facts, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. These statements include statements about plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Important factors that may cause actual results to differ materially from current expectations include, but are not limited to: the rate and pace of economic recovery following the recent economic downturn; levels of spending in business and leisure segments as well as consumer confidence; declines in occupancy and average daily rate; hostilities, including future terrorist attacks, or fear of hostilities that affect travel; travel-related accidents;

changes in the tastes and preferences of our customers; relationships with associates and labor unions and changes in labor law; the financial condition of, and our relationships with, third-party property owners, franchisees and hospitality venture partners; if our third-party owners, franchisees or development partners are unable to access the capital necessary to fund current operations or implement our plans for growth; risk associated with potential acquisitions and dispositions and the introduction of new brand concepts; changes in the competitive environment in our industry and the markets where we operate; outcomes of legal proceedings; changes in federal, state, local or foreign tax law; fluctuations in currency exchange rates; general volatility of the capital markets; our ability to access the capital markets; and other risks discussed in the Company’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2011, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

About Hyatt Hotels Corporation

Hyatt Hotels Corporation, headquartered in Chicago, is a leading global hospitality company with a proud heritage of making guests feel more than welcome. Thousands of members of the Hyatt family strive to make a difference in the lives of the guests they encounter every day by providing authentic hospitality. The Company’s subsidiaries manage, franchise, own and develop hotels and resorts under the Hyatt®, Park Hyatt®, Andaz®, Grand Hyatt®, Hyatt Regency®, Hyatt Place® and Hyatt Summerfield Suites® brand names and have locations on six continents. Hyatt Residential Group, Inc., a Hyatt Hotels Corporation subsidiary, develops, operates, markets or licenses Hyatt Residences™ and Hyatt Vacation Club®, which is changing its name to Hyatt Residence Club™. As of June 30, 2011, the Company’s worldwide portfolio consisted of 456 properties in 44 countries. For more information, please visit www.hyatt.com.

Contacts

Investors:

Atish Shah

Hyatt Hotels Corporation

312-780-5427

atish.shah@hyatt.com

or

Media:

Farley Kern

Hyatt Hotels Corporation

312-780-5506